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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------
                                    FORM 8-K
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 22, 2004


                               KEY COMPONENTS, LLC
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                      333-58675              04-3425424
-------------------------------   ------------------------   -------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)     (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

200 WHITE PLAINS ROAD, TARRYTOWN, NY                                 10591
----------------------------------------                           ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

                                 (914) 332-8088
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                          KEY COMPONENTS FINANCE CORP.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                     333-58675                14-1805946
-------------------------------   ------------------------   -------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

200 WHITE PLAINS ROAD, TARRYTOWN, NY                                 10591
----------------------------------------                           ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

                                 (914) 332-8088
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               KEY COMPONENTS, LLC
                                    FORM 8-K

ITEM 2.01- DISPOSITION OF ASSETS.

On October 22, 2004, Key Components, LLC (the "Parent" and/or the "Company"), consummated the sale of the net assets of Hudson Lock, LLC (the "Subsidiary") to Waveland Investments ("the Buyer"), an independent third party. As a result of the sale, the domestic assets, which primarily consist of accounts receivable, inventory and fixed assets, and the domestic liabilities of the Subsidiary were sold to the Buyer for consideration of approximately $4.7 million, consisting of a note receivable of approximately $1.2 million with the balance of the proceeds being paid in cash. The terms of the note receivable, which matures on April 22, 2008, requires payment of interest at 8.0% per annum through April 22, 2005, 10% per annum through October 2005 and 14% per annum subsequent to October 2005 until maturity date. The Buyer has the ability to convert the outstanding interest due to the Company to additional notes receivable, which would then be due and payable on the same date as the original note. If the post- sale results of operations of the Subsidiary meet certain thresholds the Buyer is required to prepay portions of the outstanding note receivable. The Buyer has the right to prepay the notes receivable. The assets and liabilities of the Subsidiary's Mexico operations were not sold in the transaction. The Mexico operation was closed during the three months ended March 31, 2004 and its remaining assets and liabilities are not material. During the three months ended March 31, 2004, the Company had decided to sell the Subsidiary and began reporting its results of operations as discontinued operations.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro forma financial information

The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 has been prepared to give effect to (i) the disposition by the Parent of the domestic net assets of the Subsidiary on October 22, 2004 (the "Disposition"); and (ii) the closure of the Mexico operation of the Subsidiary as if they had occurred on January 1, 2003. The unaudited pro forma consolidated financial data has been derived by the Company by the application of pro forma adjustments to the audited consolidated financial statements of the Company as of and for the year ended December 31, 2003 and to the unaudited financial statements of the Subsidiary as of and for the year ended December 31, 2003.

The unaudited pro forma consolidated financial data does not purport to be indicative of the financial position or results of operations which would have been attained had the disposition been consummated on the dates indicated or which may be attained in the future. The pro forma adjustments, as described in the notes to the unaudited pro forma consolidated balance sheet and the notes to the unaudited pro forma consolidated statements of operations, are based on available information and upon certain assumptions which management believes to be reasonable. These pro forma statements should be read in conjunction with the historical financial statements and accompanying notes of the Company. The audited consolidated financial statements for the Company for the year ended December 31, 2003 are contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and are incorporated herein by reference. The unaudited consolidated financial statements for the Company for the six and three months ended June 30, 2004, which reflects the assets and liabilities of the subsidiary as held for sale and the results of operations of the Subsidiary as discontinued operations are incorporated herein by reference.

                      KEY COMPONENTS, LLC AND SUBSIDIARIES

             UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2003
                                 (IN THOUSANDS)


                                                                                PRO FORMA
                                                                HUDSON         ADJUSTMENTS             PRO FORMA
                                             KCLLC             LOCK LLC
                                           (PARENT)        (SUBSIDIARY) (1)
                                         --------------------------------------------------------------------------

Net sales                                       $197,290        $(17,194)                 -               $180,096
Cost of goods sold                               127,879        (15,190)                  -                112,689
                                         --------------------------------------------------------------------------
         Gross profit                             69,411         (2,004)                  -                 67,407

Selling, general and
  administrative                                  41,457         (3,107)                  -                 38,350
  expenses

Goodwill Impairment                               17,374        (17,374)                  -                      -
Other operating expenses                           1,514         (1,104)                  -                    410
                                         --------------------------------------------------------------------------
         Income from operations                    9,066         19,581                   -                 28,647


Interest expense                                 (12,338)             -                   -                (12,338)

                                         --------------------------------------------------------------------------
(Loss) income before provision for                                                        -
  income taxes                                    (3,272)        19,581                                     16,309
Provision for income taxes                           158                               6,364              (2)6,522
                                         --------------------------------------------------------------------------

Net (loss) income                                ($3,430)       $19,581                6,364                $9,787
                                         ==========================================================================

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1.   The results of operations of the  Subsidiary  are  eliminated  from the pro forma consolidated statements of operations assuming the disposition was sold as of January 1, 2003.
2. To adjust income taxes for the removal of results of operations of the Subsidiary.

(c) Exhibits

EXHIBIT             DESCRIPTION

2.1 Asset Purchase Agreement dated October 7, 2004 among Key Components, Inc., Key Components, LLC Hudson Lock, LLC and HL Acquisition, LLC (1)

----------
(1) The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KEY COMPONENTS LLC

                                              By: /s/ Keith A. McGowan
                                                  ---------------------------
                                                  Name: Keith McGowan
                                                  Title: CFO


                                              KEY COMPONENTS FINANCE CORP.

                                              By: /s/ Keith A. McGowan
                                                  ---------------------------
                                                  Name: Keith McGowan
                                                  Title: CFO